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EXHIBIT 99.1

        THIS DOCUMENT IS IMPORTANT AND REQUIRES YOUR IMMEDIATE ATTENTION. If you are in any doubt as to the action to be taken you should immediately consult your broker, bank manager, lawyer, accountant, investment advisor or other professional.

Letter of Transmittal

CATERPILLAR FINANCIAL SERVICES CORPORATION

Offer to Exchange
$366,291,000 aggregate principal amount of
Medium-Term Notes, Series H, 1.931% Notes due 2021
(the "original notes")
(CUSIP Nos. 14913CAA8 and 14913FAA1)
for
$366,291,000 aggregate principal amount of
Medium-Term Notes, Series H, 1.931% Notes due 2021
(the "exchange notes")
(CUSIP No. 14912L7D7)
that have been registered under the Securities Act of 1933, as amended (the "Securities Act")

PURSUANT TO THE PROSPECTUS DATED                        , 2016 (the "prospectus")

        THE EXCHANGE OFFER WILL EXPIRE AT 11:59 P.M., NEW YORK CITY TIME, ON                        , 2016, UNLESS EXTENDED (THE "EXPIRATION DATE"). ANY ORIGINAL NOTES TENDERED PURSUANT TO THE EXCHANGE OFFER MAY BE WITHDRAWN AT ANY TIME BEFORE THE EXPIRATION DATE.

Delivery to:
U.S. Bank Trust National Association
as Exchange Agent

By Messenger, Mail or Overnight Delivery:
Global Corporate Trust Services
100 Wall Street—Suite 1600
New York, NY 10005

By Facsimile Transmission (Eligible Institutions Only): (212) 509-4529	Confirm by Telephone: (212) 951-8508

        DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF THIS LETTER OF TRANSMITTAL VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY OF THIS LETTER OF TRANSMITTAL. YOU MUST SIGN THIS LETTER OF TRANSMITTAL IN THE APPROPRIATE SPACE PROVIDED THEREFOR BELOW AND COMPLETE THE INTERNAL REVENUE SERVICE ("IRS") FORM W-9 (ATTACHED HERETO), OR AN APPROPRIATE IRS FORM W-8, AS APPLICABLE. THE INSTRUCTIONS SET FORTH IN THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

        The undersigned acknowledges that he or she has received the prospectus of Caterpillar Financial Services Corporation, a Delaware corporation (the "Company"), and this letter of transmittal, which together constitute the exchange offer for all of the Company's issued and outstanding original notes for the exchange notes that have been registered under the Securities Act.

        For each original note accepted for exchange, the holder of such original note will receive an exchange note having a principal amount equal to that of the surrendered original note. The exchange notes will bear interest from the most recent date to which interest has been paid on the original notes or, if no interest has been paid on the original notes, from the original issue date of the original notes. Accordingly, holders of exchange notes on the relevant record date for the first interest payment date following the consummation of the exchange offer will receive interest accruing from the most recent date to which interest has been paid on the original notes or, if no interest has been paid on the original notes, from September 26, 2016. Original notes accepted for exchange will cease to accrue interest from and after the date of consummation of the exchange offer. Holders of original notes whose original notes are accepted for exchange will not receive any payment in respect of accrued interest on such original notes otherwise payable on any interest payment date the record date for which occurs on or after consummation of the exchange offer.

        This letter of transmittal is to be completed by a holder of original notes if a tender is to be made by book-entry transfer to the account maintained by the U.S. Bank Trust National Association (the "Exchange Agent") at The Depository Trust Company ("DTC") pursuant to the procedures set forth under the captions "The Exchange Offer—Procedures for Tendering Original Notes" and "—Book-Entry Transfers" of the prospectus and an Agent's Message (as defined below) is not delivered. Tenders by book-entry transfer also may be made by delivering an Agent's Message in lieu of this letter of transmittal. The term "Agent's Message" means a message transmitted by DTC to and received by the Exchange Agent and forming a part of the confirmation of book-entry tender of original notes into the Exchange Agent's account at DTC (a "Book-Entry Confirmation"), which states that DTC has received an express acknowledgment from the tendering participant, which acknowledgment states that such participant has received and agrees to be bound by, and makes the representations and warranties contained in, this letter of transmittal and that the Company may enforce this letter of transmittal against such participant. See Instruction 1. Delivery of documents to DTC does not constitute delivery to the Exchange Agent.

        The method of delivery of original notes, letters of transmittal and all other required documents is at the election and risk of the holder. If such delivery is by mail, the Company recommends that registered mail, properly insured, with return receipt requested, be used. In all cases, sufficient time should be allowed to assure timely delivery. No letters of transmittal or original notes should be sent to the Company.

        The undersigned has completed the appropriate boxes below and signed this letter of transmittal to indicate the action the undersigned desires to take with respect to the exchange offer.

DESCRIPTION OF ORIGINAL NOTES	1	2	3

Name(s) and Address(es) of Holder(s) (Please fill in, if blank)	Certificate Number(s)*	Aggregate Principal Amount of Original Notes	Principal Amount Tendered**

*	Need not be completed if original notes are being tendered by book-entry transfer.
**	Unless otherwise indicated in this column, a holder will be deemed to have tendered ALL of the original notes represented by the original notes indicated in column 2. See Instruction 2. Original notes tendered hereby must be in denominations of principal amount of $1,000 and any integral multiples of $1,000 in excess thereof. See Instruction 1.

☐
CHECK HERE IF TENDERED ORIGINAL NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

Name of Tendering Institution:

Account Number: Transaction Code Number:

        By crediting the original notes to the Exchange Agent's account at the book-entry transfer facility's automated tender offer program ("ATOP") and by complying with applicable ATOP procedures with respect to the exchange offer, including transmitting to the Exchange Agent a computer-generated Agent's Message in which the holder of the original notes acknowledges and agrees to be bound by the terms of, and makes the representations and warranties contained in, this letter of transmittal the participant in the book-entry transfer facility confirms on behalf of itself and the beneficial owner(s) of such original notes all provisions of this letter of transmittal (including all representations and warranties) applicable to it and such beneficial owner(s) as fully as if it had completed the information required herein and executed and transmitted this letter of transmittal to the Exchange Agent.

        The undersigned represents that at the time of the exchange offer, it has no arrangement with any person to participate in the distribution (within the meaning of the Securities Act) of the original notes or the exchange notes. If the undersigned is a broker-dealer that will receive exchange notes for its own account in exchange for original notes that were acquired as a result of market-making activities or other trading activities, it represents and acknowledges that it will deliver a prospectus (or to the extent permitted by law, make available a prospectus to purchasers) in connection with any resale of such exchange notes; however, by so acknowledging and by delivering such a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act. In addition, such broker-dealer represents that it is not acting on behalf of any person who could not truthfully make the foregoing representations.

 PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

        Upon the terms and subject to the conditions of the exchange offer, the undersigned hereby tenders to the Company the aggregate principal amount of original notes indicated above. Subject to, and effective upon, the acceptance for exchange of the original notes tendered hereby, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to such original notes as are being tendered hereby.

        The undersigned acknowledges that the Company's acceptance of original notes validly tendered for exchange pursuant to any one of the procedures described in the section of the prospectus entitled "The Exchange Offer" and in the instructions hereto will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the exchange offer.

        The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as the agent and attorney-in-fact of the undersigned (with full knowledge that the Exchange Agent also acts as the agent of the Company in connection with the exchange offer) with respect to the tendered original notes with full power of substitution to:

  •
  deliver such original notes, or transfer ownership of such original notes on the account books maintained by DTC, to the Company and deliver all accompanying evidences of transfer and authenticity, and

  •
  present such original notes for transfer on the books of the Company and receive all benefits and otherwise exercise all rights of beneficial ownership of such original notes,

all in accordance with the terms of the exchange offer. The power of attorney granted in this paragraph shall be deemed to be irrevocable and coupled with an interest.

        The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the original notes tendered hereby and that the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim when the same are accepted by the Company.

        The undersigned acknowledges that this exchange offer is being made upon the belief that, based on interpretations by the staff of the Securities and Exchange Commission (the "SEC") as set forth in several no-action letters to third parties, the exchange notes issued pursuant to the exchange offer in exchange for the original notes may be offered for resale, resold and otherwise transferred by holders thereof (other than holders who are broker-dealers) without further compliance with the registration and prospectus delivery provisions of the Securities Act. However, the SEC has not considered the exchange offer in the context of a no-action letter and there can be no assurance that the staff of the SEC would make a similar determination with respect to the exchange offer as in other circumstances. Furthermore, any holder of original notes who is an affiliate of the Company or who intends to participate in the exchange offer for the purpose of distributing the exchange notes, or any participating broker-dealer who purchased the original notes for its own account other than as a result of market-making activities or other trading activities, for resale pursuant to Rule 144A under the Securities Act or any other available exemption under the Securities Act and who exchanges such original notes for exchange notes in the exchange offer: (i) will not be able to rely on the interpretations of the staff of the SEC set forth in the above mentioned no-action letters; (ii) will not be entitled to tender its original notes in the exchange offer; and (iii) must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any sale or transfer of the original notes unless such sale or transfer is made pursuant to an exemption from such requirements. If the undersigned is a broker-dealer that will receive exchange notes for its own account in exchange for original notes that were acquired as a result of market-making activities or other trading activities, it represents and acknowledges that it will deliver a prospectus (or to the extent permitted by law, make available to purchasers) in connection with any resale of such exchange notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

        The SEC has taken the position that such broker-dealers may fulfill their prospectus delivery requirements with respect to the exchange notes (other than a resale of exchange notes received in exchange for an unsold allotment from the original distribution of the original notes) with the prospectus. The prospectus, as it may be amended or supplemented from time to time, may be used by a broker-dealer in connection with resales of exchange notes received in exchange for original notes where such original notes were acquired as a result of market-making activities or other trading activities. The Company has agreed that, for a period of 180 days after the expiration date, the Company will make the prospectus, as amended or supplemented, available to any broker-dealer for use in connection with any such resale. By accepting the exchange offer, each broker-dealer that receives exchange notes pursuant to the exchange offer acknowledges and agrees that upon receipt of notice from the Company of the happening of any event which makes any statement in the prospectus untrue in any material respect or which requires the making of any changes in the prospectus in order to make the statements therein (in light of the circumstances under which they were made) not misleading, such broker-dealer will suspend use of the prospectus until (i) the Company has amended or supplemented the prospectus to correct such misstatement or omission and (ii) either the Company has furnished copies of the amended or supplemented prospectus to such broker-dealer or, if the Company has not otherwise agreed to furnish such copies and declines to do so after such broker-dealer so requests, such broker-dealer has obtained a copy of such amended or supplemented prospectus as filed with the SEC. Except as described above, the prospectus may not be used for or in connection with an offer to resell, a resale or any other retransfer of exchange notes. A broker-dealer that acquired original notes in a transaction other than as part of its market-making activities or other trading activities will not be able to participate in the exchange offer.

        The undersigned, by submitting this letter of transmittal, or agreeing to the terms of this letter of transmittal pursuant to an Agent's Message, is deemed to acknowledge, represent, warrant and agree as follows:

  •
  the undersigned is not an affiliate of the Company;

  •
  the undersigned is not a broker-dealer tendering original notes acquired in exchange for securities acquired directly from the Company for its own account; or if the undersigned is a broker-dealer that will receive exchange notes for its own account in exchange for original notes that were acquired as a result of market making or other trading activities, that it will deliver a prospectus (or, to the extent permitted by law, make available a prospectus to purchasers) in connection with any resale of such exchange notes;

  •
  the original notes being exchanged have been, and any exchange notes to be received by the undersigned will be, acquired in the ordinary course of its business; and

  •
  at the time of the exchange offer, the undersigned has no arrangement or understanding with any person to participate in, and is not engaged in and does not intend to engage in, the distribution, within the meaning of the Securities Act, of the exchange notes in violation of provisions of the Securities Act.

        The acknowledgments, representations, warranties and agreements of a holder tendering original notes will be deemed to be repeated and reconfirmed on and as of the expiration date and the settlement date.

        The undersigned will, upon request, execute and deliver any additional documents deemed by the Company to be necessary or desirable to complete the sale, assignment and transfer to the Company of the original notes tendered hereby.

        All authority conferred or agreed to be conferred in this letter of transmittal and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in the section of the prospectus entitled "The Exchange Offer—Withdrawal Rights."

        THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED "DESCRIPTION OF ORIGINAL NOTES" ABOVE AND SIGNING THIS LETTER OF TRANSMITTAL, WILL BE DEEMED TO HAVE TENDERED THE ORIGINAL NOTES AS SET FORTH IN SUCH BOX ABOVE.

IMPORTANT: This letter of transmittal or a facsimile hereof or an Agent's Message in lieu thereof (together with a Book-Entry Confirmation and all other required documents) must be received by the Exchange Agent prior to the expiration date.

 PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL
CAREFULLY BEFORE COMPLETING THE BOX ABOVE.

        Except as stated in the prospectus, all authority herein conferred or agreed to be conferred shall survive the death, incapacity or dissolution of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

PLEASE SIGN HERE
(TO BE COMPLETED BY ALL TENDERING HOLDERS)
(COMPLETE ACCOMPANYING IRS FORM W-9 OR APPROPRIATE IRS FORM W-8)

Signature of Owner

Date:

Area Code and Telephone Number:

        This letter of transmittal must be signed by the registered holder(s) as the name(s) appear(s) on the security position listing of DTC or by any person(s) authorized to become registered holder(s) by endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, please set forth full title. See Instruction 3.

Name(s):

(Please Type or Print)
Capacity:

Address:

(Including Zip Code)

Principal place of business (if different from address listed above):

(Including Zip Code)

Area Code and Telephone No.: ( )

Tax Identification or Social Security Numbers:

Date:

Signature Guarantee
(If Required by Instruction 3)

Signature(s) Guaranteed By An Eligible Institution:

(Authorized Signature)

(Title)

(Name and Firm)

 INSTRUCTIONS

Forming Part of the Terms and Conditions of the Exchange Offer

1.     Delivery of this letter of transmittal and original notes.

        This letter of transmittal is to be completed by holders of original notes if tenders are to be made pursuant to the procedures for delivery by book-entry transfer set forth in the sections of the prospectus entitled "The Exchange Offer—Procedures for Tendering Original Notes" and "—Book-Entry Transfers" and an Agent's Message is not delivered. Tenders by book-entry transfer also may be made by delivering an Agent's Message in lieu of this letter of transmittal. Book-Entry Confirmation as well as a properly completed and duly executed letter of transmittal (or manually signed facsimile hereof or Agent's Message in lieu thereof) and any other documents required by this letter of transmittal, must be received by the Exchange Agent at the address set forth herein prior to the expiration date. Original notes tendered hereby must be in denominations of $1,000 and integral multiples of $1,000 in excess thereof.

        The method of delivery of this letter of transmittal, the original notes and all other required documents is at the election and risk of the tendering holders, but the delivery will be deemed made only when actually received or confirmed by the Exchange Agent. If original notes are sent by regular U.S. mail, it is suggested that the mailing be registered mail, properly insured, with return receipt requested, made sufficiently in advance of the expiration date to permit delivery to the Exchange Agent prior to 11:59 p.m., New York City time, on the expiration date. See the section of the prospectus entitled "The Exchange Offer."

2.     Partial Tenders (not applicable to holders who tender by book-entry transfer).

        If less than all of the original notes are to be tendered, the tendering holder(s) should fill in the aggregate principal amount of original notes to be tendered in the box above entitled "Description of Original Notes—Aggregate Principal Amount of Original Notes." ALL OF THE ORIGINAL NOTES DELIVERED TO THE EXCHANGE AGENT WILL BE DEEMED TO HAVE BEEN TENDERED UNLESS OTHERWISE INDICATED.

3.     Signatures on this letter of transmittal; Bond Powers; Guarantee of Signatures.

        If this letter of transmittal is signed by the registered holder of the original notes tendered hereby, the signature must correspond exactly with the name on DTC's security position listing as the holder of such original notes without any change whatsoever.

        If any tendered original notes are owned of record by two or more joint owners, all of such owners must sign this letter of transmittal.

        If any tendered original notes are registered in different names, it will be necessary to complete, sign and submit as many separate copies of this letter of transmittal as there are different names.

        When this letter of transmittal is signed by the registered holder or holders of the original notes specified herein and tendered hereby, no bond powers are required.

        If this letter of transmittal is signed by a person other than the holder(s) of any certificate(s) specified herein, such certificate(s) must be endorsed or accompanied by appropriate bond powers, in either case signed exactly as the name or names of the holder or holders appear(s) on the certificate(s) and signatures on such certificate(s) must be guaranteed by an Eligible Institution (as defined below).

        If this letter of transmittal or any bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, proper evidence satisfactory to the Company of their authority to so act must be submitted.

        SIGNATURES ON BOND POWERS REQUIRED BY THIS INSTRUCTION 3 MUST BE GUARANTEED BY A PARTICIPANT IN THE SECURITIES TRANSFER AGENT'S MEDALLION PROGRAM (A "MEDALLION GUARANTOR").

        SIGNATURES ON THIS LETTER OF TRANSMITTAL NEED NOT BE GUARANTEED BY A MEDALLION GUARANTOR, PROVIDED THE ORIGINAL NOTES ARE TENDERED FOR THE ACCOUNT OF AN ELIGIBLE INSTITUTION.

        An "Eligible Institution" is one of the following firms or other entities identified in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (as the terms are defined in such Rule 17Ad-15):

  •
  a bank;

  •
  a broker, dealer, municipal securities dealer, municipal securities broker, government securities dealer or government securities broker;

  •
  a credit union;

  •
  a national securities exchange, registered securities association or clearing agency; or

  •
  a savings institution that is a participant in a Securities Transfer Association recognized program.

4.     Taxpayer Identification Number and Backup Withholding.

        U.S. federal income tax law generally requires that a tendering holder whose original notes are accepted for exchange must provide the Exchange Agent (as payor) with such holder's correct Taxpayer Identification Number (a "TIN"), which, in the case of a holder who is an individual, is generally such holder's Social Security Number ("SSN"). If the Exchange Agent is not provided with the correct TIN or an adequate basis for an exemption, such holder may be subject to a $50 penalty and backup withholding in an amount equal to 28% of the amount of any reportable payments made to such tendering holder. If backup withholding results in an overpayment of taxes, a refund may be obtained upon timely filing an income tax return (or other appropriate form).

        In order to prevent backup withholding, each tendering holder that is a U.S. person (including a resident alien) must, unless an exemption applies, provide such holder's correct TIN by completing the IRS Form W-9 attached hereto, certifying that: (i) the TIN provided is correct (or that such holder is awaiting a TIN); (ii) either (a) the holder is exempt from backup withholding, (b) the holder has not been notified by the IRS that such holder is subject to backup withholding as a result of a failure to report all interest or dividends or (c) the IRS has notified the holder that such holder is no longer subject to backup withholding; and (iii) the holder is a U.S. person (including a resident alien).

        If the original notes are held in more than one name or are not in the name of the actual owner, consult the attached IRS W-9 instructions for information on which TIN to report.

        Exempt holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. To prevent possible erroneous backup withholding, an exempt United States holder should claim exemption from backup withholding on the attached IRS Form W-9. In order for a nonresident alien or foreign entity to qualify as exempt from U.S. federal withholding tax and backup withholding, such person must submit an appropriate IRS Form W-8 signed under penalty of perjury attesting to such exempt status. Such form may be obtained from the Exchange Agent or on the IRS website at www.irs.gov.

5.     Transfer Taxes.

        The Company will pay all transfer taxes, if any, applicable to the transfer of original notes to it or its order pursuant to the exchange offer. If, however, exchange notes and/or substitute original notes not exchanged are to be delivered to, or are to be registered or issued in the name of, any person other than the registered holder of the original notes tendered hereby, or if tendered original notes are registered in the name of any person other than the person signing this letter of transmittal, or if a transfer tax is imposed for any reason other than the transfer of original notes to the Company or its order pursuant to the exchange offer, the amount of any such transfer taxes (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed to such tendering holder.

6.     Waiver of Conditions.

        The Company reserves the right to waive satisfaction of any or all conditions enumerated in the prospectus prior to the expiration date.

7.     No Conditional Tenders; Defects.

        No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders of original notes, by execution of this letter of transmittal or an Agent's Message in lieu thereof, shall waive any right to receive notice of the acceptance of their original notes for exchange.

        Neither the Company, the Exchange Agent nor any other person is obligated to give notice of any defect or irregularity with respect to any tender of original notes nor shall any of them incur any liability for failure to give any such notice.

8.     Mutilated, Lost, Stolen or Destroyed Original Notes.

        Any holder whose original notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

9.     Withdrawal Rights.

        Tenders of original notes may be withdrawn at any time prior to 11:59 p.m., New York City time, on the expiration date. For a withdrawal to be effective, a written notice of withdrawal must be received by the Exchange Agent at the address set forth above.

        Any notice of withdrawal must:

  •
  specify the name of the person having tendered the original notes to be withdrawn and, if different, the name of the registered holder of such original notes (or, in the case of original notes tendered by book-entry transfer, the name of the DTC participant whose name appears on the security position as the owner of such original notes);

  •
  identify the original notes to be withdrawn (including the principal amount of such original notes);

  •
  unless transmitted through ATOP, be signed by the holder of such original notes in the same manner as the original signature on this letter of transmittal, including any required signature guarantees (or, in the case of original notes tendered by a DTC participant through ATOP, be signed by such participant in the same manner as the participant's name is listed in the applicable Agent's Message), or be accompanied by evidence satisfactory to the Company that the person withdrawing the tender has succeeded to the beneficial ownership of such original notes; and

  •
  if this letter of transmittal was executed by a person other than the registered holder, be accompanied by a properly completed irrevocable proxy that authorized such person to effect such withdrawal on behalf of such holder.

        All questions as to the validity, form and eligibility (including time of receipt) of such notices will be determined by the Company (which power may be delegated to the Exchange Agent), whose determination shall be final and binding on all parties. Any original notes so withdrawn will be deemed not to have been validly tendered for exchange for purposes of the exchange offer, and no exchange notes will be issued with respect thereto unless the original notes so withdrawn are validly retendered. Any original notes that have been tendered for exchange but which are not exchanged for any reason will be returned to the holder thereof without cost to such holder (or, in the case of original notes tendered by book-entry transfer into the Exchange Agent's account at DTC pursuant to the book-entry transfer procedures set forth in the section of the prospectus entitled "The Exchange Offer—Book-Entry Transfers"; such original notes will be credited to an account maintained with DTC for the original notes) as soon as practicable after withdrawal, rejection of tender or termination of the exchange offer. Properly withdrawn original notes may be retendered by following the procedures described above at any time prior to the expiration date.

11.   Requests For Assistance or Additional Copies.

        Questions relating to the procedure for tendering, as well as requests for additional copies of the prospectus, this letter of transmittal and other related documents may be directed to the Exchange Agent at the address and telephone number indicated below.

        Only manually signed copies of this letter of transmittal will be accepted. This letter of transmittal and any other required documents should be sent or delivered by each registered holder or such registered holder's broker, dealer, commercial bank, trust company or other nominee to the Exchange Agent at the address set forth below.

Form W-9 (Rev. December 2014) Department of the Treasury Internal Revenue Service	Request for Taxpayer Identification Number and Certification	Give Form to the requester. Do not send to the IRS.

Print or type
See Specific Instructions on page 2.

1 Name (as shown on your income tax return). Name is required on this line; do not leave this line blank.

2 Business name/disregarded entity name, if different from above

3 Check appropriate box for federal tax classification; check only one of the following seven boxes:
☐ Individual/sole proprietor or    ☐ C Corporation    ☐ S Corporation    ☐ Partnership    ☐ Trust/estate
      single-member LLC

4 Exemptions (codes apply only to certain entities, not individuals; see instructions on page 3):
☐ Limited liability company. Enter the tax classification (C=C corporation, S=S corporation, P=partnership) > _____	Exempt payee code (if any) _____
Note. For a single-member LLC that is disregarded, do not check LLC; check the appropriate box in the line above for the tax classification of the single-member owner.	Exemption from FATCA reporting code (if any) _____ (Applies to accounts maintained outside the U.S.)
☐ Other (see instructions) >

5 Address (number, street, and apt. or suite no.)	Requester's name and address (optional)

6 City, state, and ZIP code

7 List account number(s) here (optional)

Part I	Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. The TIN provided must match the name given on line 1 to avoid backup withholding. For individuals, this is generally your social security number (SSN). However, for a resident alien, sole proprietor, or disregarded entity, see the Part I instructions on page 3. For other entities, it is your employer identification number (EIN). If you do not have a number, see How to get a TIN on page 3.

Note. If the account is in more than one name, see the instructions for line 1 and the chart on page 4 for guidelines on whose number to enter.

Social security number

	–	–

or

Employer identification number

–

Part II	Certification

Under penalties of perjury, I certify that:

1.	The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me); and
2.
I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and
3.	I am a U.S. citizen or other U.S. person (defined below); and
4.	The FATCA code(s) entered on this form (if any) indicating that I am exempt from FATCA reporting is correct.

Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the certification, but you must provide your correct TIN. See the instructions on page 3.

Sign Here	Signature of U.S. person >	Date >

General Instructions

Section references are to the Internal Revenue Code unless otherwise noted.

Future developments. Information about developments affecting Form W-9 (such as legislation enacted after we release it) is at www.irs.gov/fw9.

Purpose of Form

An individual or entity (Form W-9 requester) who is required to file an information return with the IRS must obtain your correct taxpayer identification number (TIN) which may be your social security number (SSN), individual taxpayer identification number (ITIN), adoption taxpayer identification number (ATIN), or employer identification number (EIN), to report on an information return the amount paid to you, or other amount reportable on an information return. Examples of information returns include, but are not limited to, the following:

• Form 1099-INT (interest earned or paid)

• Form 1099-DIV (dividends, including those from stocks or mutual funds)

• Form 1099-MISC (various types of income, prizes, awards, or gross proceeds)

• Form 1099-B (stock or mutual fund sales and certain other transactions by brokers)

• Form 1099-S (proceeds from real estate transactions)

• Form 1099-K (merchant card and third party network transactions)

• Form 1098 (home mortgage interest), 1098-E (student loan interest), 1098-T (tuition)

• Form 1099-C (canceled debt)

• Form 1099-A (acquisition or abandonment of secured property)

      Use Form W-9 only if you are a U.S. person (including a resident alien), to provide your correct TIN.

      If you do not return Form W-9 to the requester with a TIN, you might be subject to backup withholding. See What is backup withholding? on page 2.

      By signing the filled-out form, you:

      1. Certify that the TIN you are giving is correct (or you are waiting for a number to be issued),

      2. Certify that you are not subject to backup withholding, or

      3. Claim exemption from backup withholding if you are a U.S. exempt payee. If applicable, you are also certifying that as a U.S. person, your allocable share of any partnership income from a U.S. trade or business is not subject to the withholding tax on foreign partners' share of effectively connected income, and

      4. Certify that FATCA code(s) entered on this form (if any) indicating that you are exempt from the FATCA reporting, is correct. See What is FATCA reporting? on page 2 for further information.

Cat. No. 10231X	Form W-9 (Rev. 12-2014)

Form W-9 (Rev. 12-2014)	Page 2

Note. If you are a U.S. person and a requester gives you a form other than Form W-9 to request your TIN, you must use the requester's form if it is substantially similar to this Form W-9.

Definition of a U.S. person. For federal tax purposes, you are considered a U.S. person if you are:

• An individual who is a U.S. citizen or U.S. resident alien;

• A partnership, corporation, company, or association created or organized in the United States or under the laws of the United States;

• An estate (other than a foreign estate); or

• A domestic trust (as defined in Regulations section 301.7701-7).

Special rules for partnerships. Partnerships that conduct a trade or business in the United States are generally required to pay a withholding tax under section 1446 on any foreign partners' share of effectively connected taxable income from such business. Further, in certain cases where a Form W-9 has not been received, the rules under section 1446 require a partnership to presume that a partner is a foreign person, and pay the section 1446 withholding tax. Therefore, if you are a U.S. person that is a partner in a partnership conducting a trade or business in the United States, provide Form W-9 to the partnership to establish your U.S. status and avoid section 1446 withholding on your share of partnership income.

      In the cases below, the following person must give Form W-9 to the partnership for purposes of establishing its U.S. status and avoiding withholding on its allocable share of net income from the partnership conducting a trade or business in the United States:

• In the case of a disregarded entity with a U.S. owner, the U.S. owner of the disregarded entity and not the entity;

• In the case of a grantor trust with a U.S. grantor or other U.S. owner, generally, the U.S. grantor or other U.S. owner of the grantor trust and not the trust; and

• In the case of a U.S. trust (other than a grantor trust), the U.S. trust (other than a grantor trust) and not the beneficiaries of the trust.

Foreign person. If you are a foreign person or the U.S. branch of a foreign bank that has elected to be treated as a U.S. person, do not use Form W-9. Instead, use the appropriate Form W-8 or Form 8233 (see Publication 515, Withholding of Tax on Nonresident Aliens and Foreign Entities).

Nonresident alien who becomes a resident alien. Generally, only a nonresident alien individual may use the terms of a tax treaty to reduce or eliminate U.S. tax on certain types of income. However, most tax treaties contain a provision known as a "saving clause." Exceptions specified in the saving clause may permit an exemption from tax to continue for certain types of income even after the payee has otherwise become a U.S. resident alien for tax purposes.

      If you are a U.S. resident alien who is relying on an exception contained in the saving clause of a tax treaty to claim an exemption from U.S. tax on certain types of income, you must attach a statement to Form W-9 that specifies the following five items:

      1. The treaty country. Generally, this must be the same treaty under which you claimed exemption from tax as a nonresident alien.

      2. The treaty article addressing the income.

      3. The article number (or location) in the tax treaty that contains the saving clause and its exceptions.

      4. The type and amount of income that qualifies for the exemption from tax.

      5. Sufficient facts to justify the exemption from tax under the terms of the treaty article.

      Example. Article 20 of the U.S.-China income tax treaty allows an exemption from tax for scholarship income received by a Chinese student temporarily present in the United States. Under U.S. law, this student will become a resident alien for tax purposes if his or her stay in the United States exceeds 5 calendar years. However, paragraph 2 of the first Protocol to the U.S.-China treaty (dated April 30, 1984) allows the provisions of Article 20 to continue to apply even after the Chinese student becomes a resident alien of the United States. A Chinese student who qualifies for this exception (under paragraph 2 of the first protocol) and is relying on this exception to claim an exemption from tax on his or her scholarship or fellowship income would attach to Form W-9 a statement that includes the information described above to support that exemption.

      If you are a nonresident alien or a foreign entity, give the requester the appropriate completed Form W-8 or Form 8233.

Backup Withholding

What is backup withholding? Persons making certain payments to you must under certain conditions withhold and pay to the IRS 28% of such payments. This is called "backup withholding." Payments that may be subject to backup withholding include interest, tax-exempt interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee pay, payments made in settlement of payment card and third party network transactions, and certain payments from fishing boat operators. Real estate transactions are not subject to backup withholding.

      You will not be subject to backup withholding on payments you receive if you give the requester your correct TIN, make the proper certifications, and report all your taxable interest and dividends on your tax return.

Payments you receive will be subject to backup withholding if:

      1. You do not furnish your TIN to the requester,

      2. You do not certify your TIN when required (see the Part II instructions on page 3 for details),

      3. The IRS tells the requester that you furnished an incorrect TIN,

      4. The IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return (for reportable interest and dividends only), or

      5. You do not certify to the requester that you are not subject to backup withholding under 4 above (for reportable interest and dividend accounts opened after 1983 only).

      Certain payees and payments are exempt from backup withholding. See Exempt payee code on page 3 and the separate Instructions for the Requester of Form W-9 for more information.

      Also see Special rules for partnerships above.

What is FATCA reporting?

The Foreign Account Tax Compliance Act (FATCA) requires a participating foreign financial institution to report all United States account holders that are specified United States persons. Certain payees are exempt from FATCA reporting. See Exemption from FATCA reporting code on page 3 and the Instructions for the Requester of Form W-9 for more information.

Updating Your Information

You must provide updated information to any person to whom you claimed to be an exempt payee if you are no longer an exempt payee and anticipate receiving reportable payments in the future from this person. For example, you may need to provide updated information if you are a C corporation that elects to be an S corporation, or if you no longer are tax exempt. In addition, you must furnish a new Form W-9 if the name or TIN changes for the account; for example, if the grantor of a grantor trust dies.

Penalties

Failure to furnish TIN. If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

Civil penalty for false information with respect to withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

Criminal penalty for falsifying information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

Misuse of TINs. If the requester discloses or uses TINs in violation of federal law, the requester may be subject to civil and criminal penalties.

Specific Instructions

Line 1

You must enter one of the following on this line; do not leave this line blank. The name should match the name on your tax return.

      If this Form W-9 is for a joint account, list first, and then circle, the name of the person or entity whose number you entered in Part I of Form W-9.

      a. Individual. Generally, enter the name shown on your tax return. If you have changed your last name without informing the Social Security Administration (SSA) of the name change, enter your first name, the last name as shown on your social security card, and your new last name.

Note. ITIN applicant: Enter your individual name as it was entered on your Form W-7 application, line 1a. This should also be the same as the name you entered on the Form 1040/1040A/1040EZ you filed with your application.

      b. Sole proprietor or single-member LLC. Enter your individual name as shown on your 1040/1040A/1040EZ on line 1. You may enter your business, trade, or "doing business as" (DBA) name on line 2.

      c. Partnership, LLC that is not a single-member LLC, C Corporation, or S Corporation. Enter the entity's name as shown on the entity's tax return on line 1 and any business, trade, or DBA name on line 2.

      d. Other entities. Enter your name as shown on required U.S. federal tax documents on line 1. This name should match the name shown on the charter or other legal document creating the entity. You may enter any business, trade, or DBA name on line 2.

      e. Disregarded entity. For U.S. federal tax purposes, an entity that is disregarded as an entity separate from its owner is treated as a "disregarded entity." See Regulations section 301.7701-2(c)(2)(iii). Enter the owner's name on line 1. The name of the entity entered on line 1 should never be a disregarded entity. The name on line 1 should be the name shown on the income tax return on which the income should be reported. For example, if a foreign LLC that is treated as a disregarded entity for U.S. federal tax purposes has a single owner that is a U.S. person, the U.S. owner's name is required to be provided on line 1. If the direct owner of the entity is also a disregarded entity, enter the first owner that is not disregarded for federal tax purposes. Enter the disregarded entity's name on line 2, "Business name/disregarded entity name." If the owner of the disregarded entity is a foreign person, the owner must complete an appropriate Form W-8 instead of a Form W-9. This is the case even if the foreign person has a U.S. TIN.

Form W-9 (Rev. 12-2014)	Page 3

Line 2

If you have a business name, trade name, DBA name, or disregarded entity name, you may enter it on line 2.

Line 3

Check the appropriate box in line 3 for the U.S. federal tax classification of the person whose name is entered on line 1. Check only one box in line 3.

Limited Liability Company (LLC). If the name on line 1 is an LLC treated as a partnership for U.S. federal tax purposes, check the "Limited Liability Company" box and enter "P" in the space provided. If the LLC has filed Form 8832 or 2553 to be taxed as a corporation, check the "Limited Liability Company" box and in the space provided enter "C" for C corporation or "S" for S corporation. If it is a single-member LLC that is a disregarded entity, do not check the "Limited Liability Company" box; instead check the first box in line 3 "Individual/sole proprietor or single-member LLC."

Line 4, Exemptions

If you are exempt from backup withholding and/or FATCA reporting, enter in the appropriate space in line 4 any code(s) that may apply to you.

Exempt payee code.

• Generally, individuals (including sole proprietors) are not exempt from backup withholding.

• Except as provided below, corporations are exempt from backup withholding for certain payments, including interest and dividends.

• Corporations are not exempt from backup withholding for payments made in settlement of payment card or third party network transactions.

• Corporations are not exempt from backup withholding with respect to attorneys' fees or gross proceeds paid to attorneys, and corporations that provide medical or health care services are not exempt with respect to payments reportable on Form 1099-MISC.

      The following codes identify payees that are exempt from backup withholding. Enter the appropriate code in the space in line 4.

      1 – An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2)

      2 – The United States or any of its agencies or instrumentalities

      3 – A state, the District of Columbia, a U.S. commonwealth or possession, or any of their political subdivisions or instrumentalities

      4 – A foreign government or any of its political subdivisions, agencies, or instrumentalities

      5 – A corporation

      6 – A dealer in securities or commodities required to register in the United States, the District of Columbia, or a U.S. commonwealth or possession

      7 – A futures commission merchant registered with the Commodity Futures Trading Commission

      8 – A real estate investment trust

      9 – An entity registered at all times during the tax year under the Investment Company Act of 1940

      10 – A common trust fund operated by a bank under section 584(a)

      11 – A financial institution

      12 – A middleman known in the investment community as a nominee or custodian

      13 – A trust exempt from tax under section 664 or described in section 4947

      The following chart shows types of payments that may be exempt from backup withholding. The chart applies to the exempt payees listed above, 1 through 13.

IF the payment is for . . .	THEN the payment is exempt for . . .

Interest and dividend payments	All exempt payees except for 7

Broker transactions	Exempt payees 1 through 4 and 6 through 11 and all C corporations. S corporations must not enter an exempt payee code because they are exempt only for sales of noncovered securities acquired prior to 2012.

Barter exchange transactions and patronage dividends	Exempt payees 1 through 4

Payments over $600 required to be reported and direct sales over $5,000[1]	Generally, exempt payees 1 through 5[2]

Payments made in settlement of payment card or third party network transactions	Exempt payees 1 through 4

1 See Form 1099-MISC, Miscellaneous Income, and its instructions.

2 However, the following payments made to a corporation and reportable on Form 1099-MISC are not exempt from backup withholding: medical and health care payments, attorneys' fees, gross proceeds paid to an attorney reportable under section 6045(f), and payments for services paid by a federal executive agency.

Exemption from FATCA reporting code. The following codes identify payees that are exempt from reporting under FATCA. These codes apply to persons submitting this form for accounts maintained outside of the United States by certain foreign financial institutions. Therefore, if you are only submitting this form for an account you hold in the United States, you may leave this field blank. Consult with the person requesting this form if you are uncertain if the financial institution is subject to these requirements. A requester may indicate that a code is not required by providing you with a Form W-9 with "Not Applicable" (or any similar indication) written or printed on the line for a FATCA exemption code.

      A – An organization exempt from tax under section 501(a) or any individual retirement plan as defined in section 7701(a)(37)

      B – The United States or any of its agencies or instrumentalities

      C – A state, the District of Columbia, a U.S. commonwealth or possession, or any of their political subdivisions or instrumentalities

      D – A corporation the stock of which is regularly traded on one or more established securities markets, as described in Regulations section 1.1472-1(c)(1)(i)

      E – A corporation that is a member of the same expanded affiliated group as a corporation described in Regulations section 1.1472-1(c)(1)(i)

      F – A dealer in securities, commodities, or derivative financial instruments (including notional principal contracts, futures, forwards, and options) that is registered as such under the laws of the United States or any state

      G – A real estate investment trust

      H – A regulated investment company as defined in section 851 or an entity registered at all times during the tax year under the Investment Company Act of 1940

      I – A common trust fund as defined in section 584(a)

      J – A bank as defined in section 581

      K – A broker

      L – A trust exempt from tax under section 664 or described in section 4947(a)(1)

      M – A tax exempt trust under a section 403(b) plan or section 457(g) plan

Note. You may wish to consult with the financial institution requesting this form to determine whether the FATCA code and/or exempt payee code should be completed.

Line 5

Enter your address (number, street, and apartment or suite number). This is where the requester of this Form W-9 will mail your information returns.

Line 6

Enter your city, state, and ZIP code.

Part I. Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. If you are a resident alien and you do not have and are not eligible to get an SSN, your TIN is your IRS individual taxpayer identification number (ITIN). Enter it in the social security number box. If you do not have an ITIN, see How to get a TIN below.

      If you are a sole proprietor and you have an EIN, you may enter either your SSN or EIN. However, the IRS prefers that you use your SSN.

      If you are a single-member LLC that is disregarded as an entity separate from its owner (see Limited Liability Company (LLC) on this page), enter the owner's SSN (or EIN, if the owner has one). Do not enter the disregarded entity's EIN. If the LLC is classified as a corporation or partnership, enter the entity's EIN.

Note. See the chart on page 4 for further clarification of name and TIN combinations.

How to get a TIN. If you do not have a TIN, apply for one immediately. To apply for an SSN, get Form SS-5, Application for a Social Security Card, from your local SSA office or get this form online at www.ssa.gov. You may also get this form by calling 1-800-772-1213. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can apply for an EIN online by accessing the IRS website at www.irs.gov/businesses and clicking on Employer Identification Number (EIN) under Starting a Business. You can get Forms W-7 and SS-4 from the IRS by visiting IRS.gov or by calling 1-800-TAX-FORM (1-800-829-3676).

      If you are asked to complete Form W-9 but do not have a TIN, apply for a TIN and write "Applied For" in the space for the TIN, sign and date the form, and give it to the requester. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, generally you will have 60 days to get a TIN and give it to the requester before you are subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester.

Note. Entering "Applied For" means that you have already applied for a TIN or that you intend to apply for one soon.

Caution:A disregarded U.S. entity that has a foreign owner must use the appropriate Form W-8.

Form W-9 (Rev. 12-2014)	Page 4

Part II. Certification

To establish to the withholding agent that you are a U.S. person, or resident alien, sign Form W-9. You may be requested to sign by the withholding agent even if items 1, 4, or 5 below indicate otherwise.

      For a joint account, only the person whose TIN is shown in Part I should sign (when required). In the case of a disregarded entity, the person identified on line 1 must sign. Exempt payees, see Exempt payee code earlier.

Signature requirements. Complete the certification as indicated in items 1 through 5 below.

      1. Interest, dividend, and barter exchange accounts opened before 1984 and broker accounts considered active during 1983. You must give your correct TIN, but you do not have to sign the certification.

      2. Interest, dividend, broker, and barter exchange accounts opened after 1983 and broker accounts considered inactive during 1983. You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing the form.

      3. Real estate transactions. You must sign the certification. You may cross out item 2 of the certification.

      4. Other payments. You must give your correct TIN, but you do not have to sign the certification unless you have been notified that you have previously given an incorrect TIN. "Other payments" include payments made in the course of the requester's trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services (including payments to corporations), payments to a nonemployee for services, payments made in settlement of payment card and third party network transactions, payments to certain fishing boat crew members and fishermen, and gross proceeds paid to attorneys (including payments to corporations).

      5. Mortgage interest paid by you, acquisition or abandonment of secured property, cancellation of debt, qualified tuition program payments (under section 529), IRA, Coverdell ESA, Archer MSA or HSA contributions or distributions, and pension distributions. You must give your correct TIN, but you do not have to sign the certification.

What Name and Number To Give the Requester

For this type of account:		Give name and SSN of:

1.	Individual	The individual
2.	Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account[1]
3.	Custodian account of a minor (Uniform Gift to Minors Act)	The minor[2]
4.	a. The usual revocable savings trust (grantor is also trustee)	The grantor-trustee[1]
	b. So-called trust account that is not a legal or valid trust under state law	The actual owner[1]
5.	Sole proprietorship or disregarded entity owned by an individual	The owner[3]
6.	Grantor trust filing under Optional Form 1099 Filing Method 1 (see Regulation section 1.671-4(b)(2)(i)(A))	The grantor*

For this type of account:		Give name and EIN of:

7.	Disregarded entity not owned by an individual	The owner
8.	A valid trust, estate, or pension trust	Legal entity[4]
9.	Corporation or LLC electing corporate status on Form 8832 or Form 2553	The corporation
10.	Association, club, religious, charitable, educational, or other tax-exempt organization	The organization
11.	Partnership or multi-member LLC	The partnership
12.	A broker or registered nominee	The broker or nominee
13.	Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity
14.	Grantor trust filing under the Form 1041 Filing Method or the Optional Form 1099 Filing Method 2 (see Regulation section 1.671-4(b)(2)(i)(B))	The trust

1 List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person's number must be furnished.

2 Circle the minor's name and furnish the minor's SSN.

3 You must show your individual name and you may also enter your business or DBA name on the "Business name/disregarded entity" name line. You may use either your SSN or EIN (if you have one), but the IRS encourages you to use your SSN.

4 List first and circle the name of the trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.) Also see Special rules for partnerships on page 2.

* Note. Grantor also must provide a Form W-9 to trustee of trust.

Note. If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

Secure Your Tax Records from Identity Theft

Identity theft occurs when someone uses your personal information such as your name, SSN, or other identifying information, without your permission, to commit fraud or other crimes. An identity thief may use your SSN to get a job or may file a tax return using your SSN to receive a refund.

      To reduce your risk:

• Protect your SSN,

• Ensure your employer is protecting your SSN, and

• Be careful when choosing a tax preparer.

      If your tax records are affected by identity theft and you receive a notice from the IRS, respond right away to the name and phone number printed on the IRS notice or letter.

      If your tax records are not currently affected by identity theft but you think you are at risk due to a lost or stolen purse or wallet, questionable credit card activity or credit report, contact the IRS Identity Theft Hotline at 1-800-908-4490 or submit Form 14039.

      For more information, see Publication 4535, Identity Theft Prevention and Victim Assistance.

      Victims of identity theft who are experiencing economic harm or a system problem, or are seeking help in resolving tax problems that have not been resolved through normal channels, may be eligible for Taxpayer Advocate Service (TAS) assistance. You can reach TAS by calling the TAS toll-free case intake line at 1-877-777-4778 or TTY/TDD 1-800-829-4059.

Protect yourself from suspicious emails or phishing schemes. Phishing is the creation and use of email and websites designed to mimic legitimate business emails and websites. The most common act is sending an email to a user falsely claiming to be an established legitimate enterprise in an attempt to scam the user into surrendering private information that will be used for identity theft.

      The IRS does not initiate contacts with taxpayers via emails. Also, the IRS does not request personal detailed information through email or ask taxpayers for the PIN numbers, passwords, or similar secret access information for their credit card, bank, or other financial accounts.

      If you receive an unsolicited email claiming to be from the IRS, forward this message to phishing@irs.gov. You may also report misuse of the IRS name, logo, or other IRS property to the Treasury Inspector General for Tax Administration (TIGTA) at 1-800-366-4484. You can forward suspicious emails to the Federal Trade Commission at: spam@uce.gov or contact them at www.ftc.gov/idtheft or 1-877-IDTHEFT (1-877-438-4338).

      Visit IRS.gov to learn more about identity theft and how to reduce your risk.

Privacy Act Notice

Section 6109 of the Internal Revenue Code requires you to provide your correct TIN to persons (including federal agencies) who are required to file information returns with the IRS to report interest, dividends, or certain other income paid to you; mortgage interest you paid; the acquisition or abandonment of secured property; the cancellation of debt; or contributions you made to an IRA, Archer MSA, or HSA. The person collecting this form uses the information on the form to file information returns with the IRS, reporting the above information. Routine uses of this information include giving it to the Department of Justice for civil and criminal litigation and to cities, states, the District of Columbia, and U.S. commonwealths and possessions for use in administering their laws. The information also may be disclosed to other countries under a treaty, to federal and state agencies to enforce civil and criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism. You must provide your TIN whether or not you are required to file a tax return. Under section 3406, payers must generally withhold a percentage of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to the payer. Certain penalties may also apply for providing false or fraudulent information.

The Exchange Agent for the Exchange Offer is:

U.S. Bank Trust National Association
as Exchange Agent

By Messenger, Mail or Overnight Delivery:
Global Corporate Trust Services
100 Wall Street—Suite 1600
New York, NY 10005

By Facsimile Transmission (Eligible Institutions Only): (212) 509-4529	Confirm by Telephone: (212) 951-8508

        Questions and requests for assistance or for additional copies of the prospectus or this letter of transmittal may be directed to the Exchange Agent at the telephone number and address listed above. You may also contact your broker, dealer, commercial bank, trust company or other nominee for assistance concerning the exchange offer.

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  EXHIBIT 99.1
PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY
PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL CAREFULLY BEFORE COMPLETING THE BOX ABOVE.
PLEASE SIGN HERE (TO BE COMPLETED BY ALL TENDERING HOLDERS) (COMPLETE ACCOMPANYING IRS FORM W-9 OR APPROPRIATE IRS FORM W-8)
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INSTRUCTIONS Forming Part of the Terms and Conditions of the Exchange Offer